Exhibit 99

Monthly Commentary

Attached is the monthly statistical report. It reflects results for September 2004. All comparisons below are on a month-over-month basis, unless noted otherwise.

Highlights/clarifications include:

•      Assets returned to a more normalized level this month. The $400 million or 7% decrease is based primarily on higher conforming loan sales into the secondary market.

•      Total customers fell by 4,244 or 2%. The decline was centered primarily in single-service bank customers with inactive accounts. The forced closure of these accounts had a muted impact on retail deposits since the majority had a zero balance. The average checking account balance actually rose as a result.

•      Total deposits were up by $52 million or 2% due mainly to an increase in intra-company accounts.

•      Auto loan production dropped by $5 million or 18% due mainly to hurricane activity in Florida.

•      Business equipment finance production grew by $1.7 million or 11%. This month’s production represented a record high and neared the $20 million monthly goal management previously established for this operation.

•      Conforming loan production decreased by $81 million or 9%, while conforming sales rose by $455 million or 57%.

•      Non-conforming loan production declined by $36 million or 13%, while non-conforming sales were off by $7 million or 3%.

•      The locked conforming mortgage pipeline fell by $214 million or 16%.

•      The number of ATMs we manage grew by 1,480 machines or 22%. We acquired a pool of ATM contracts from a private provider in September. This acquisition accounted for the majority of the growth.

Earnings outlook:

Management continues to caution on third quarter results. Current estimates range from $.11 to $.15 per share. Earnings are expected to be somewhat below this range.

As previously announced, conforming margin compression and negative net servicing hedge results are adversely impacting earnings. The company also had to repurchase a higher volume of non-conforming loans than on average. In turn, this higher volume will result in a larger provision expense for the quarter.

The company is completing its quarter-end closing process and intends to announce final results on Tuesday, October 26. Management will provide detail on the issues outlined above at that time.

As always, we appreciate your interest in our company. Please let me know if you have questions or need anything more.

Matthew Shepherd
Director, Corporate Communications, NetBank, Inc.
Phone: 678-942-2683; Fax: 770-343-9344
mshepherd@netbank.com

NetBank, Inc. Monthly Operating Statistics and Financial Data

(Unaudited; $ in thousands, except account balances)

	September 30, 2003	October 30, 2003	November 30, 2003	December 31, 2003	January 31, 2004	February 29, 2004
NETBANK, INC. CONSOLIDATED

Retail customers
Business customers
Total customers

Services per customer

Total average assets (consolidated)	$4,671,386	$4,505,454	$4,406,864	$4,427,911	$4,525,943	$4,479,099

BANKING SEGMENT

Retail customers
Business customers
Total customers	165,467	165,692	165,901	165,762	165,814	164,137

Services per customer
Online bill pay penetration (accounts > 90 days)	47%	47%	48%	48%	48%	48%
Direct deposit of payroll penetration (accounts > 90 days)	44%	44%	44%	45%	45%	47%

Retail deposits	$2,212,717	$2,268,065	$2,295,409	$2,315,086	$2,335,435	$2,340,613
Small business deposits	17,454	20,382	24,326	26,555	29,178	32,051
Other deposits	295,533	235,155	200,229	199,718	233,386	235,146
Total deposits	$2,525,704	$2,523,602	$2,519,964	$2,541,359	$2,597,999	$2,607,810

Average retail checking account balance	$1,928	$2,029	$2,008	$2,063	$2,333	$2,270
Average retail money market account balance	$14,947	$15,365	$15,656	$15,777	$15,672	$15,845
Average retail CD balance	$17,668	$17,567	$17,582	$17,590	$17,712	$17,794

Average small business checking account balance	$3,937	$3,803	$4,193	$4,697	$4,449	$5,356
Average small business money market account balance	$34,651	$35,733	$39,861	$38,835	$37,219	$36,631
Average small business CD balance	$67,858	$65,104	$64,924	$59,673	$56,113	$52,673

Indirect Auto Lending –
Number of loans	1,014	957	615	1,069	1,499	1,013
Production	$19,760	$19,124	$12,511	$22,961	$31,460	$21,009
Weighted Average Note Rate	6.35%	6.58%	6.56%	6.20%	6.19%	6.25%

Business Equipment Financing —
Production					$12,975	$11,061

Servicing Portfolio –
Held for sale MSRs	$281,946	$289,677	$396,414	$250,338	$152,870	$161,363
Available for sale MSRs	10,990,711	11,815,377	11,958,653	12,293,325	12,476,242	12,555,359
UPB underlying MSRs	11,272,657	12,105,054	12,355,067	12,543,663	12,629,112	12,716,722
Work-in-process and whole loans	3,832,375	3,074,220	3,186,351	3,429,796	3,159,542	3,086,007
Sold but not transferred	833,827	1,186,995	1,288,353	498,474	687,321	752,863
Third party subservicing	876,210	828,064	763,326	553,554	598,119	498,576
Total loans serviced	$16,815,069	$17,194,333	$17,593,097	$17,025,487	$17,074,094	$17,054,168

Weighted average note rate	6.13%	6.12%	6.10%	6.09%	6.08%	6.08%
Weighted average service fee	0.34%	0.33%	0.33%	0.33%	0.33%	0.33%
Delinquency percentage (30+ days)	3.33%	3.12%	4.73%	4.15%	4.45%	4.25%
Bankruptcy & foreclosure	0.63%	0.71%	0.67%	0.77%	0.84%	0.94%

FINANCIAL INTERMEDIARY SEGMENT

Conforming mortgage production	$1,199,650	$944,564	$780,153	$893,909	$793,362	$848,767
Non-conforming mortgage production	237,231	254,550	193,478	214,626	138,779	158,406
Total mortgage production	$1,436,881	$1,199,114	$973,631	$1,108,535	$932,141	$1,007,173

Refinance loans as a % of production	41%	38%	40%	41%	45%	46%

Conforming mortgage sales	$848,545	$1,471,454	$777,349	$909,852	$563,956	$814,283
Non-conforming mortgage sales	—	423,078	253,340	15,106	376,279	145,225
Total mortgage sales	$848,545	$1,894,532	$1,030,689	$924,958	$940,235	$959,508

Locked conforming mortgage pipeline	$1,389,535	$1,077,757	$1,001,046	$966,943	$1,140,608	$1,157,054
Application conforming mortgage pipeline	2,010,190	2,726,520	3,066,998	3,159,307	3,406,573	3,374,833
Total conforming mortgage pipeline	$3,399,725	$3,804,277	$4,068,044	$4,126,250	$4,547,181	$4,531,887

TRANSACTION PROCESSING SEGMENT

ATM/Merchant Processing –
ATMs (third-party owned)			3,887	3,780	3,834	4,885
ATMs (proprietary)			399	536	536	537
Total ATMS Serviced			4,286	4,316	4,370	5,422

Merchant Service Terminals			151	178	187	2,005

Insurance Sales Processing –
Number of policies sold	38	49	71	92	68	48
Number of policies in force	294	336	396	477	542	588

NetBank, Inc. Monthly Operating Statistics and Financial Data

(Unaudited; $ in thousands, except account balances)

	March 31, 2004	April 30, 2004	May 31, 2004	June 30, 2004	July 31, 2004	August 31, 2004	September 30, 2004
NETBANK, INC. CONSOLIDATED

Retail customers	254,531	256,238	256,245	257,274	257,448	256,509	253,077
Business customers	19,487	19,573	19,805	19,837	20,098	20,602	19,790
Total customers	274,018	275,811	276,050	277,111	277,546	277,111	272,867

Services per customer	1.75	1.75	1.75	1.75	1.74	1.74	1.74

Total average assets (consolidated)	$4,457,366	$4,541,118	$5,086,771	$5,171,755	$5,332,771	$5,352,072	$4,952,168

BANKING SEGMENT

Retail customers	163,791	164,550	165,198	166,131	166,481	166,344	160,820
Business customers	1,386	1,492	1,568	1,637	1,701	1,766	1,834
Total customers	165,177	166,042	166,766	167,768	168,182	168,110	162,654

Services per customer	2.23	2.23	2.23	2.23	2.21	2.20	2.23
Online bill pay penetration (accounts > 90 days)	48%	49%	51%	51%	51%	52%	54%
Direct deposit of payroll penetration (accounts > 90 days)	48%	50%	50%	50%	49%	48%	52%

Retail deposits	$2,267,789	$2,219,497	$2,182,126	$2,153,069	$2,306,632	$2,379,358	$2,367,279
Small business deposits	33,162	34,885	37,550	42,641	44,754	54,318	53,713
Other deposits	346,239	402,087	302,062	256,693	231,398	259,702	324,633
Total deposits	$2,647,190	$2,656,469	$2,521,738	$2,452,403	$2,582,784	$2,693,378	$2,745,625

Average retail checking account balance	$2,210	$2,384	$2,365	$2,284	$2,409	$2,331	$2,440
Average retail money market account balance	$15,858	$15,631	$15,667	$15,513	$15,331	$15,169	$15,075
Average retail CD balance	$17,775	$17,673	$17,628	$17,755	$17,658	$17,509	$17,310

Average small business checking account balance	$4,684	$5,335	$5,186	$5,844	$6,472	$7,032	$6,148
Average small business money market account balance	$35,530	$34,232	$36,007	$41,231	$42,316	$53,645	$54,454
Average small business CD balance	$51,582	$51,509	$53,479	$51,108	$48,549	$42,171	$38,643

Indirect Auto Lending –
Number of loans	1,569	1,812	1,965	1,788	2,039	1,296	1,064
Production	$34,251	$40,401	$44,167	$38,982	$45,246	$27,563	$22,533
Weighted Average Note Rate	5.89%	5.78%	5.51%	5.78%	5.80%	6.34%	6.28%

Business Equipment Financing —
Production	$15,443	$15,215	$13,627	$13,647	$15,120	$15,036	$16,707

Servicing Portfolio –
Held for sale MSRs	$475,284	$311,909	$274,165	$173,670	$189,642	$257,065	$275,756
Available for sale MSRs	12,775,835	12,851,438	12,847,063	12,852,809	12,747,454	12,701,630	13,071,921
UPB underlying MSRs	13,251,119	13,163,347	13,121,228	13,026,479	12,937,096	12,958,695	13,347,677
Work-in-process and whole loans	3,340,011	3,505,002	3,708,096	3,751,858	3,759,063	3,856,603	3,231,522
Sold but not transferred	509,969	337,728	477,326	640,132	751,906	475,163	636,924
Third party subservicing	480,143	472,948	424,615	131,077	126,160	124,612	1,268
Total loans serviced	$17,581,242	$17,479,025	$17,731,265	$17,549,546	$17,574,225	$17,415,073	$17,217,391

Weighted average note rate	6.04%	5.98%	5.97%	5.97%	6.00%	6.02%	5.98%
Weighted average service fee	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%
Delinquency percentage (30+ days)	3.23%	3.30%	4.22%	3.99%	4.30%	4.20%	4.83%
Bankruptcy & foreclosure	0.95%	0.94%	0.98%	1.03%	0.98%	1.00%	1.03%

FINANCIAL INTERMEDIARY SEGMENT

Conforming mortgage production	$1,088,709	$1,269,828	$924,084	$831,695	$804,370	$908,524	$827,423
Non-conforming mortgage production	230,743	253,199	252,847	371,784	293,319	275,736	239,504
Total mortgage production	$1,319,452	$1,523,027	$1,176,931	$1,203,479	$1,097,689	$1,184,260	$1,066,927

Refinance loans as a % of production	44%	49%	41%	32%	26%	28%	30%

Conforming mortgage sales	$1,369,472	$625,308	$730,916	$1,016,752	$661,691	$792,412	$1,247,442
Non-conforming mortgage sales	208,918	200,200	232,494	277,742	370,163	287,556	280,073
Total mortgage sales	$1,578,390	$825,508	$963,410	$1,294,494	$1,031,854	$1,079,968	$1,527,515

Locked conforming mortgage pipeline	$1,678,698	$1,111,482	$948,601	$1,111,256	$1,219,207	$1,302,306	$1,088,434
Application conforming mortgage pipeline	4,067,125	4,198,278	3,974,950	3,520,991	3,361,901	3,347,277	3,250,629
Total conforming mortgage pipeline	$5,745,823	$5,309,760	$4,923,551	$4,632,247	$4,581,108	$4,649,583	$4,339,063

TRANSACTION PROCESSING SEGMENT

ATM/Merchant Processing –
ATMs (third-party owned)	4,949	5,149	5,202	6,469	6,287	6,326	7,809
ATMs (proprietary)	532	543	537	525	542	543	540
Total ATMS Serviced	5,481	5,692	5,739	6,994	6,829	6,869	8,349

Merchant Service Terminals	2,035	2,074	2,133	2,162	2,261	2,286	2,305

Insurance Sales Processing –
Number of policies sold	135	132	162	227	219	197	122
Number of policies in force	721	846	965	1,169	1,363	1,508	1,628

Notes: The above data reflects current operating statistics and does not constitute all factors impacting the quarterly or annual financial results of the Company. The loans sales figures represent sales into the secondary market only and exclude intra-company sales to the bank. All information is unaudited.